Exhibit 10.6

[Letterhead of WAVI Holding AG]

May 12, 2016

VIA EMAIL AND AIR MAIL

BioLife Solutions, Inc.

Attention: Roderick de Greef

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

Re:	Commitment to provide US$4,000,000 credit financing.

Dear Rod:

WAVI Holding AG, a corporation organized under the laws of Switzerland (the “Lender”), agrees to lend to BioLife Solutions, Inc., a Delaware corporation (the “Borrower”), the sum of US$4,000,000 in a series of advances, as follows:

Amount to be Advanced (US$)		Date of Advance
US$	1,000,000	June 1, 2016
US$	1,000,000	September 1, 2016
US$	1,000,000	December 1, 2016
US$	1,000,000	March 1, 2017

The obligations of the Borrower with respect to the advances described in the preceding paragraph shall be evidenced by a promissory note of the Borrower (the “Note”) substantially in the form of Exhibit A attached to this letter.

In partial consideration for the Lender entering into this letter and agreeing to make the advances, the Borrower will issue to the Lender, as of the date hereof, a five year warrant (the “Warrant”) to purchase up to 550,000 shares of common stock of the Borrower (“Shares”, and together with the Note and the Warrants, the “Securities”) with an exercise price of $1.75 per Share, substantially in the form of Exhibit B attached to this letter.

Lender represents, warrants and covenants to and with the Borrower as follows:

(a) No Registration. The Lender understands that the Securities, and any securities underlying the Securities, will be “restricted securities” and have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and may not be offered or sold in the United States or to U.S. Persons unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act are available. “United States” and “U.S. Person” are as defined in Regulation S under the Securities Act.

[Signature Page to BioLife Commitment Letter]

(b) Own Account. The Lender is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Lender’s right to sell Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Lender is acquiring the Securities hereunder in the ordinary course of its business.

(c) Accredited Investor. The Lender is, and on the date of each advance will be an “accredited investor”, as defined in Rule 501(a) of Regulation D under the Securities Act.

(d) Non-U.S. Lender. At the time the Lender was offered the Securities and at the time of the execution and delivery of this Agreement, it was not, and as of the date hereof it is not, and on the date of each advance it will not be, a U.S. Person or in the United States, nor will it be acquiring the Securities for the account or benefit of a U.S. Person or a person in the United States.

(e) Restrictions of Resale. The Lender agrees to offer, sell or otherwise transfer the Securities, and any underlying securities, only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. In addition, the Lender agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

(f) Legend. The Lender understands and acknowledges that upon the original issuance of Securities, and until no longer required under the U.S. Securities Act or applicable state securities laws, the certificates representing the Securities and any securities underlying the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(g) Restrictions on Conversion Warrant Exercises. The Lender understands the restrictions on exercise set forth in the Warrant.

(h) Experience of the Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the acquisition of the Securities, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

The Borrower will not register any transfer of Securities unless made in accordance with paragraph (e) above.

If the Borrower is in agreement with the terms of this letter, please countersign this letter in the space for the Borrower provided below and return a copy via email to the Lender and deliver the executed original to the Lender at its address provided above.

Very truly yours,

WAVI HOLDING AG

By:	/s/ Walter Villiger
Name: Walter Villiger
Title: Chairman

Acknowledged and agreed to this

12th day of May, 2016.

BIOLIFE SOLUTIONS, INC.

By:	/s/ Roderick de Greef
Name:
Title:

EXHIBIT A

FORM OF PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

PROMISSORY NOTE

US$4,000,000	May 12, 2016

FOR VALUE RECEIVED, the undersigned, BioLife Solutions, Inc., a Delaware corporation (“Borrower”) promises to pay to the order of WAVI Holding AG, a corporation organized under the laws of Switzerland (the “Lender”) at its office at Paradiesstrasse 25, CH-6845, Jona, Switzerland, in lawful money of the United States, or at such other address as the holder hereof may from time to time designate in writing, the principal amount of all loans made by the Lender to the Borrower under the terms of this Note (each an “Advance” and collectively the “Advances”). The aggregate principal amount of all Advances outstanding hereunder shall not exceed FOUR MILLION AND 00/100 UNITED STATES DOLLARS (US$4,000,000), and no Advance shall be made after June 1, 2017 (the “Maturity Date”).

This Note matures on the Maturity Date, and the outstanding principal amount of this Note shall be repaid in full on the Maturity Date.

This Note is unsecured.

Interest on the unpaid principal balance of this Note shall accrue from the date hereof at a per annum rate equal to ten percent (10%) calculated on the basis of a year consisting of twelve months of thirty days each. No provision of this Note shall require the payment or permit the collection of interest in excess of the rate permitted by applicable law.

Accrued interest at the rates referred to above shall be payable on the Maturity Date, when all unpaid accrued interest shall be due and payable in full.

Principal, interest and fees owed under this Note are payable in lawful money of the United States of America in immediately available funds.

All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal. The principal amount hereof, together with accrued, unpaid interest hereon, may be prepaid at any time and from time to time without premium or penalty.

Any officer of the Borrower who has been disclosed to the Lender in writing as an authorized officer for such purposes (an “Authorized Person”) may request an Advance on any day other than a Saturday, Sunday or other day when commercial banks located in the State of Washington are not open for commercial banking business (each such day, a “Business Day”). Such request shall be made in writing delivered to the Lender by not later than 9:00 a.m. on the day two Business Days prior to the requested Advance.

The Borrower hereby authorizes the Lender to rely upon the written instructions of any person identifying himself or herself as an Authorized Person and upon any signature which the Lender believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized or such signature were genuine.

It is expressly understood that the Lender is under no obligation to make any Advance to the Borrower under this Note (whether by reason of any provision hereof or otherwise) (i) if an Event of Default, as hereinafter defined, has occurred and is continuing, or (ii) if such Advance or any part thereof would cause the aggregate amount of all Advances made hereunder to exceed $4,000,000.

The Borrower covenants and agrees that any and all payments under this shall be made without deduction or withholding for any taxes other than income or franchise taxes imposed on the Lender in any jurisdiction (“Subject Taxes”), except as required by applicable law. If any applicable law requires the deduction or withholding of any Subject Tax from any such payment, then the Borrower shall be entitled to make such deduction or withholding. If the Borrower is entitled to an exemption from or reduction of any Subject Tax with respect to payments made under this Note, the Lender agrees, by its acceptance of this Note, that it shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding and such other documentation prescribed by applicable law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, the Lender further agrees, by its acceptance of this Note, that it shall, to the extent it is legally entitled to do so, deliver to the Borrower on or prior to the date which is 10 days after the date of this Note (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

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(1) if the Lender is claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Note, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Note, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) if the Lender is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that the Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent the Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.

The Lender further agrees, by its acceptance of this Note, that it shall, to the extent it is legally entitled to do so, deliver to the Borrower on or prior to the date which is 10 days after the date of this Note (and from time to time thereafter upon the reasonable request of the Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

If a payment made to the Lender under this Note would be subject to U.S. federal withholding tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), the Lender further agrees, by its acceptance of this Note, that it shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that the Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. For the purposes of this paragraph, “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as the same may be amended after the date of this Note, and any current or future regulations or official interpretations thereof.

The Lender further agrees, by its acceptance of this Note, that it agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

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If Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Subject Taxes as to which it has been indemnified pursuant to the preceding four paragraphs (including by the payment of additional amounts pursuant to such paragraphs), the Lender further agrees, by its acceptance of this Note, that it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made pursuant to such paragraphs), and without interest (other than any interest paid by the relevant governmental authority with respect to such refund).

The Borrower will not create, incur, assume or suffer to exist any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements, with respect to any property now owned or hereafter acquired by the Borrower, other than a Permitted Lien. For purposes of this Note, the following terms have the definitions assigned to them:

“Lien” means, with respect to any person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device in, of or on any assets or properties of such person, now owned or hereafter acquired, whether arising by agreement or operation of law.

“Permitted Lien” means:

(a)	Liens granted to the Lender after the date of this Note to secure this Note.

(b)	Liens existing on the date of this Note.

(c)	Deposits or pledges to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower.

(d)	Liens for taxes, fees, assessments and governmental charges not delinquent at the time of determination.

(e)	Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made at the time of determination.

(f)	Liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds.

(g)	Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restriction against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Borrower to provide collateral to the depository institution.

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(h)	Encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord’s Liens under leases on the premises rented that do not materially detract from the value of such property or impair the use thereof in the business of the Borrower.

(i)	The interest of any lessor under any capitalized lease or purchase money Liens on property; provided, that, such Liens are limited to the property acquired and do not secure indebtedness other than the related capitalized lease obligations or the purchase price of such property.

(j)	Other involuntary Liens imposed upon the Borrower in the ordinary course of business.

If any one or more of the following events (“Events of Default”) shall occur, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable, together with all unpaid interest accrued hereon, without further notice or demand, but in the case of any of the occurrence of any of events described in paragraphs (c) or (d) below, this Note shall become automatically due and payable, including unpaid interest accrued hereon, without notice or demand:

(a)          The Borrower shall default in the due and punctual payment of any installment of either principal of or interest on this Note when the same shall become due and payable and such default shall continue for period of 10 calendar days after written notice from the Lender;

(b)          Default in the due observance or performance of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms of this Note, and such default shall continue for period of 10 calendar days after written notice from the Lender;

(c)          The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Borrower or any of Borrower’s properties or assets, (ii) admit in writing Borrower’s inability to pay Borrower’s debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against Borrower in any proceeding under any such law; or

(d)          An order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking the reorganization or liquidation of the Borrower or of all or a substantial part of the properties or assets of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of ten days.

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If this Note or any payment required to be made thereunder is not paid on the due date (whether at original maturity or following acceleration), the holder hereof shall have, in addition to any other rights it may have under applicable laws, the right to set off the indebtedness evidenced by this Note against any indebtedness of such holder to the Borrower.

No failure or delay on the part of the holder of this Note in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof of the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle the Borrower to any notice or demand in similar or other circumstances.

The Borrower further agrees to reimburse the holder of this Note upon demand for all reasonable out-of-pocket expenses, including reasonable attorneys’ fees, in connection with such holder’s enforcement of the obligations of the Borrower hereunder.

Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the event of an Event of Default, as set forth above, the Borrower agrees to pay costs of collection and reasonable attorneys’ fees.

Lender agrees, by its acceptance of this Note, to offer, sell or otherwise transfer this Note only in accordance with the provisions of Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. In addition, Lender agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act. Borrower will not register any transfer of this Note unless made in accordance with the foregoing restrictions.

This Note shall be governed by and construed in accordance with the internal laws of the State of Washington (without giving effect to the conflicts of laws principles thereof).

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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BIOLIFE SOLUTIONS, INC.

By:
Name: Roderick de Greef
Title: CFO

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EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT. SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED, IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

biolife solutions, inc.

Warrant Shares: 550,000	Initial Exercise Date: May 12, 2016

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, WAVI Holding AG or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from BioLife Solutions, Inc., a Delaware corporation (the “Company”), up to 550,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

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Section 1.         Definitions. In this Warrant, the following terms have the meanings indicated below:

a)       “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close;

b)       “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed;

c)       “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock;

d)       “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

e)       “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

f)        “Trading Day” means a day on which the principal Trading Market is open for trading;

g)       “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing); and

h)       “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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Section 2.       Exercise.

a)       Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before 11:59 p.m. (NY Time) on the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly completed and executed (together with, if applicable, a legal opinion of counsel satisfactory to the Company) facsimile copy of the Notice of Exercise in the form annexed hereto and the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)       Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.75, subject to adjustment hereunder (the “Exercise Price”).

c)       Cashless Exercise. Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

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(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

d)              Mechanics of Exercise.

i.          Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the delivery to the Company of the properly completed and executed Notice of Exercise (together with, if applicable, a legal opinion of counsel satisfactory to the Company) (such date, the “Warrant Share Delivery Date”) and the Company’s receipt of payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.

ii.         Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.         [Reserved]

iv.         [Reserved]

v.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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vi.         Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly completed and executed by the Holder and the Company may require, as a condition thereto, evidence satisfactory to the Company that the assignment is in compliance with applicable securities laws and the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.         Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.         Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)       Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

c)       Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

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d)       Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

e)       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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f)         Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Securities and Exchange Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4.         Transfer of Warrant.

a)       Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly completed and executed by the Holder or its agent or attorney (together with evidence satisfactory to the Company that the assignment is registered under the U.S. Securities Act or exempt from such registration requirements) and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding the foregoing, the Holder and the Company agree that the Warrant and the securities issuable upon exercise hereof may be transferred only if the Holder has prior thereto provided to the Company written evidence satisfactory to the Company that the transfer is being made in compliance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration under the U.S. Securities Act; and the Company shall refuse to register any transfer not made in accordance with the foregoing. The Holder agrees not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act.

b)       New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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Section 5.         Miscellaneous.

a)       No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)       Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)       Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)           Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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f)         Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws, including a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

g)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)       Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered to the Holder at Paradiesstrasse 25, CH-6845, Jona, Switzerland, or to such other address or addresses as any party may specify in writing to the other party hereto.

i)        Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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j)         Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)         Amendment. The provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent of the Holder and the Company.

m)      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)       Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

biolife solutions, inc.

By:
Name: Roderick de Greef
Title: CFO

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NOTICE OF EXERCISE

To:       biolife solutions, inc.

(1)    The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall be made in lawful money of the United States.

(2)    The undersigned certifies that (check applicable box):

☐ the undersigned is not a U.S. person, is not exercising this Warrant in the United States or for the account or benefit of a U.S. person and has no intention of offering or selling the Warrant Shares in the United States or to, or for the account or benefit of, a U.S. person. The undersigned is acquiring the Warrant Shares solely for its own account, for investment purposes only, and will offer or sell the Warrant Shares only in accordance with the provisions of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration under the U.S. Securities Act. The undersigned will not engage in any hedging transactions involving the Warrant Shares unless conducted in compliance with the U.S. Securities Act. The terms “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act; or

☐ the Warrant and the Warrant Shares have been registered under the U.S. Securities Act, or are exempt from registration thereunder, and the undersigned has delivered herewith a written opinion of counsel (which must be satisfactory to the Company) to such effect.

(3)    Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following address:

If the foregoing address is in the United States, and the undersigned has checked the first box under paragraph 2 above, the Company may require that the undersigned provide additional evidence that the securities are being issued in an “offshore transaction” as defined in Regulation S under the U.S. Securities Act.

[SIGNATURE OF HOLDER]

Name of Investing Entity:  _________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________________

Name of Authorized Signatory: _____________________________________________________________________

Title of Authorized Signatory: ______________________________________________________________________

Date:  ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, [       ] all of or [                 ] the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: _______________ __, ______

Holder’s Name: ______________________

Holder’s Signature: ___________________

Name and Title of Signatory (if Holder an entity): ______________________________

Holder’s Address: ____________________

NOTE: This Assignment Form must be accompanied by evidence, which must be satisfactory to the Company, that the proposed assignment is being made in compliance with Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption under the U.S. Securities Act.